Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

Note 13. Income Taxes

The following table summarizes income (loss) before income taxes by jurisdiction (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
United States	$1,162	$971	$(15)
Foreign	1,042	971	396

Total	$2,204	$1,942	$381

The following table summarizes the allocation of income tax (benefit) expense as follows (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
Income from continuing operations	$(553)	$274	$198
Other comprehensive income	191	(5)	—

Total	$(362)	$269	$198

The following table summarizes income tax (benefit) expense (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
Current income tax expense:
Foreign	$369	$267	$210
State and local	11	7	5

	380	274	215

Deferred income tax (benefit) expense:
Foreign	(851)	8	(20)
State and local	(82)	(8)	3

	(933)	—	(17)

Total	$(553)	$274	$198

The significant components of deferred tax (benefit) expense were as follows (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
Deferred tax expense (benefit) (exclusive of the items below)	$29	$15	$(13)
Benefits of operating loss carryforwards	(10)	(12)	(7)
Adjustment due to changes in enacted tax rates or laws	4	(3)	3
Decrease in beginning-of-the-year valuation allowance (1)	(956)	—	—

Total	$(933)	$—	$(17)

(1)	In December 2013, we recognized a $962 million non-cash tax benefit related to the release of valuation allowances on certain deferred tax assets which is comprised of $956 million related to the beginning-of-the-year valuation allowance and $6 million related to current year activity.

Provisions are made for estimated foreign income taxes, less available tax credits and deductions, which may be incurred on the future repatriation of our share of our subsidiaries’ undistributed cumulative earnings which are not deemed to be permanently reinvested. There were no provisions recorded on temporary differences of approximately $2,463 million for U.S. income taxes and approximately $2,573 million for foreign withholding taxes because these differences are permanent in duration. This amount may become taxable upon a repatriation of assets from the subsidiaries or a sale or liquidation of the subsidiaries. There are no plans to repatriate the retained earnings from these subsidiaries, as the earnings are permanently reinvested. Quantification of the deferred tax liability, if any, associated with permanently reinvested earnings is not practicable.

A reconciliation of income tax (benefit) expense provided using the U.S. federal statutory tax rate of 35 percent to actual income taxes was as follows (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
Tax expense at U.S. federal statutory tax rate	$771	$680	$135
Limited liability company (income)/losses not subject to federal or state taxes	(348)	(296)	79
Adjustment to taxes receivable	(1)	2	(20)
Valuation allowances	(956)	(77)	6
Foreign statutory rate difference	(94)	(83)	(31)
Non-deductible expenses	24	9	(6)
Withholding taxes	77	27	10
Foreign currency translation	(26)	10	(26)
Prior year tax return adjustments	(8)	4	61
Other	8	(2)	(10)

	$(553)	$274	$198

Effective income tax rate	(25)%	14%	52%

The prior year financial information has been reclassified to conform with current year presentation.

For the year ended December 31, 2013, the relationship between income tax (benefit) expense and the U.S. federal statutory tax rate differs primarily due to the release of the valuation allowances on certain of our net deferred tax assets. The difference is also due to income generated by us and certain of our 100 percent owned U.S. subsidiaries as we are a limited liability company (“LLC”) taxed as a partnership and substantially all of our 100 percent owned U.S. subsidiaries are LLCs that are disregarded entities for U.S. federal tax purposes. The difference is also due to differences between foreign statutory tax rates and the U.S. federal statutory tax rate.

For the year ended December 31, 2012, the relationship between income tax expense and the U.S. federal statutory tax rate differs primarily due to income generated by us and certain of our 100 percent owned U.S. subsidiaries as we are an LLC taxed as a partnership and substantially all of our 100 percent owned U.S. subsidiaries are LLCs that are disregarded entities for U.S. federal tax purposes. The difference is also due to differences between foreign statutory tax rates and the U.S. federal statutory tax rate.

For the year ended December 31, 2011, the relationship between income tax expense and the U.S. federal statutory tax rate differs primarily due to losses generated by us and our LLC’s. The difference is also due to adjustments made to prior year returns and differences between foreign statutory tax rates and the U.S. federal statutory tax rate.

As of December 31, 2013, we had approximately $83 million of total unrecognized tax benefits on uncertain tax positions. These are tax contingencies recorded, that if reversed due to a successful outcome, would favorably affect the income tax rate in future periods. Our practice is to recognize interest and penalties on uncertain tax positions in income tax expense. During the years ended December 31, 2013, 2012 and 2011, net interest expense of $3 million, $3 million and $2 million, respectively, was recognized in income tax expense. Accrued interest on uncertain tax positions was $12 million and $15 million as of December 31, 2013 and 2012, respectively.

A reconciliation of unrecognized tax benefits was as follows (in millions of dollars):

	Years Ended December 31,
	2013	2012	2011
Unrecognized tax benefits at beginning of period	$101	$140	$949
Settlements with tax authorities	(6)	(34)	(783)
Gross increases for tax positions of prior years	10	32	30
Gross decreases for tax positions of prior years	(17)	(37)	(52)
Exchange rate differences	(5)	—	(4)

Unrecognized tax benefits at end of period	$83	$101	$140

For the year ended December 31, 2011, the settlements with tax authorities of $783 million related to tax payments made during 2011 by a subsidiary of Daimler AG (“Daimler”) or by us in connection with the Chrysler Canada transfer pricing audit, which is described below.

In connection with the 363 Transaction, we acquired a majority of the equity investments of Old Carco’s direct and indirect subsidiaries and assumed liabilities for uncertain tax positions related to those subsidiaries. We file income tax returns in multiple jurisdictions and are subject to examination by taxing authorities throughout the world. Examinations by tax authorities have been completed through 2006 in Mexico and 2007 in Canada.

Chrysler Canada was reassessed additional taxes for the years 1996 through August 3, 2007 by the Canada Revenue Agency (“CRA”) and the Provincial Tax Authorities, collectively referred to as the “Canadian Tax Authorities,” related to transfer pricing adjustments (the “Canadian Transfer Pricing Reassessment”). In accordance with the terms of the June 3, 2009 tax settlement agreement between CG Investment Group LLC, Chrysler Holding, Old Carco and Daimler, which was subsequently assigned to and assumed by us in connection with the 363 Transaction, Daimler agreed to reimburse us for any tax and related interest and penalties in respect of certain specific tax liabilities arising prior to August 3, 2007, including the Canadian Transfer Pricing Reassessment.

The final reassessment on the Canadian transfer pricing matter (“Final Reassessment”) resulted in $1.5 billion of additional taxes and interest associated with this matter being owed to the Canadian Tax Authorities. The Canadian Tax Authorities applied $751 million of payments previously made by us against the amount owing under the Final Reassessment and as of December 31, 2011, Daimler had fully reimbursed us for these amounts. In addition, during 2011 Daimler made payments of $660 million to the Canadian Tax Authorities related to this matter and we fully settled the remainder of the obligation in 2012. We did not receive any additional reimbursements from Daimler related to this matter during 2013 or 2012. As of December 31, 2013 and 2012, our tax receivable from Daimler associated with this matter was $58 million and $63 million, respectively, and is included in Prepaid Expenses and Other Assets in the accompanying Consolidated Balance Sheets.

Deferred tax assets and liabilities result from differences between assets and liabilities measured for financial reporting purposes and those measured for income tax return purposes. The table below summarizes the significant components of deferred tax assets and liabilities as of December 31 (in millions of dollars):

	2013	2012
Deferred Tax Assets
Accrued expenses	$535	$542
Postretirement health care and life insurance benefits	416	452
Property, plant and equipment	6	5
Pension liabilities and assets	41	222
Foreign NOL carryforwards	111	101
State and local taxes, including state NOL	107	103
Tax credit carryforwards	32	92
Other	61	73

Total Gross Deferred Tax Assets	1,309	1,590
Less: valuation allowance	(151)	(1,164)

Total Net Deferred Tax Assets	1,158	426
Deferred Tax Liabilities
Property, plant and equipment	315	333
State and local taxes, including state NOL	63	20
Lease transactions	1	3
Other	133	161

Total Deferred Tax Liabilities	512	517

Net Deferred Tax Assets/(Liabilities)	$646	$(91)

The 2013 state deferred tax assets consist of accrued expenses of $39 million, postretirement healthcare and life insurance benefits of $35 million, pension liabilities and assets of $28 million, and state net operating losses carryforward of $5 million. The 2013 state deferred tax liabilities consist of property, plant and equipment of $46 million and other deferred tax liabilities of $17 million, which includes deferred tax liabilities for indefinite-life intangible assets of $12 million.

The 2012 state deferred tax assets consist of accrued expenses of $44 million, postretirement health care and life insurance benefits of $43 million, pension liabilities and assets of $50 million, state net operating losses carryforward of $18 million, and other deferred tax assets of $7 million. The 2012 state deferred tax liabilities consist of property, plant and equipment of $59 million and other of $20 million, which includes deferred tax liabilities for indefinite-life intangible assets of $14 million. The 2012 presentation of the state deferred tax assets is a net amount of deferred tax assets of $103 million, which were subject to a full valuation allowance and net deferred liabilities of $20 million, which mainly consist of indefinite-life intangibles which were not subject to valuation allowance.

Deferred tax assets included the following tax credit and net operating loss (“NOL”) carryforwards as of December 31 (in millions of dollars):

		2013		2012
	Expiration	Deferred Tax Asset	Valuation Allowance	Deferred Tax Asset	Valuation Allowance
Tax credit carryforwards:
Canada	2014 – 2029	$3	$—	$26	$(26)
Mexico	2014 – 2015	27	(23)	56	(52)
Other Foreign	2014 – 2020	2	(2)	10	(10)

Total		$32	$(25)	$92	$(88)

NOL carryforwards:
U.S. NOLs, net	2030 – 2031	$5	$(3)	$18	$(18)
Foreign NOLs, net
Mexico	2017 – 2023	31	(31)	31	(31)
Other	2014 – 2031	9	(9)	9	(9)
	Indefinite	71	(71)	61	(61)

Total		$116	$(114)	$119	$(119)

A valuation allowance on deferred tax assets is required if, based on the available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon our ability to generate sufficient taxable income during the carryback or carryforward periods applicable in each stated tax jurisdiction. In assessing the realizability of deferred tax assets, we consider both positive and negative evidence. The weight given to the positive and negative evidence is commensurate with the extent to which the evidence may be objectively verified. Concluding that a valuation allowance is not required is difficult when there is absence of objective and verifiable positive evidence and there is significant negative evidence which is objective and verifiable, such as cumulative losses in recent years.

Our deferred tax assets consist primarily of those of our subsidiaries in foreign jurisdictions. We have concluded that positive evidence, including achievement of sustained profitability as of December 31, 2013, outweighs our negative evidence and as a result we released a majority of our valuation allowances in respect of our net deferred tax assets as of December 31, 2013. As we have previously disclosed, our subsidiaries in foreign jurisdictions are highly dependent on our North American operations, which consists primarily of our U.S. operations. We believe we have achieved a level of sustained profitability for our U.S. operations, arising from improvements in management and business strategies since the 363 Transaction, as well as the achievement of a substantial portion of the financial and performance objectives as presented in the 2010-2014 Business Plan supported by improvements to product mix, higher international sales and the successful implementation of several new product development programs. Further, the closure of Fiat’s acquisition of the remainder of Chrysler Group's equity on January 21, 2014, solidifies the future alliance with Fiat. Refer to Note 25 Subsequent Events for further information. At December 31, 2013, our valuation allowance on net deferred tax assets was $151 million and is a decrease of $1,013 million from the prior year balance of $1,164 million.